                                                                    EXHIBIT 10.4


                           CENTRAL CO-OPERATIVE BANK


                  ------------------------------------------

                    1998 Amendment to Employment Agreement
                             with John D. Doherty

                  ------------------------------------------


     WHEREAS, Central Co-operative Bank (the "Bank") has entered into an employment agreement ("Employment Agreement") with John D. Doherty dated October 24, 1986, and said Employment Agreement was amended on March 31, 1992 and June 8, 1995; and

     WHEREAS, in connection with the acquisition of the Bank by its Holding Company, Central Bancorp, Inc. (the "Company"), the parties to the Employment Agreement mutually desire to update its change-in-control provisions.

     NOW, THEREFORE, pursuant to Section 6 of the Employment Agreement, the undersigned agree to amend the Employment Agreement as follows, effective upon the date of the acquisition of the Bank by the Company.

     1. Section 11(a) and the first clause of Section 11(b) of the Employment Agreement shall be amended in their entirety to provide as follows:

          (a) Notwithstanding any provision herein to the contrary, if the Employee's employment is terminated by the Bank, without the Employee's prior written consent, in connection with or within three
          (3) years after any change in control (as herein defined) of the Bank or Central Bancorp, Inc. (the "Company"), the Employee shall be paid an amount equal to the difference between (i) the product of 2.99 times his "base amount" as defined in Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended (the "Code") and regulations promulgated thereunder, and (ii) the sum of any other parachute payments (as defined under Section 280G(b)(2) of the Code) that the Employee receives on account of the change in control. Said sum shall be paid in one lump sum within ten (10) days after such termination. The term "change in control" shall mean (1) the ownership, holding or power to vote more than 25% of the voting stock of the Bank or the Company, (2) the control of the election of a majority of the Bank's or the Company's directors, (3) the exercise of a controlling influence over the management or policies of the Bank or the Company by any person or by persons acting as a "group" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934), or (4) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Bank or the Company (the "Company Board") (the "Continuing Directors") cease for any reason to constitute at least two-thirds thereof, provided that any individual

1998 Amendment to
Employment Agreement
with John D. Doherty
Page 2

          whose election or nomination for election as a member of the Company Board was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director. The term "person" means an individual other than the Employee, or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

          (b) Notwithstanding any other provision herein to the contrary, the Employee may voluntarily terminate his employment under this Agreement within three (3) years following a change in control of the Bank or the Company,

     2. Nothing contained herein shall be held to alter, vary or affect any of the terms, provisions, or conditions of the Employment Agreement, other than as stated above.


     WHEREFORE, on this 8/th/ day of January, 1999, the undersigned hereby execute this 1998 Amendment to the Employment Agreement.

                                          CENTRAL CO-OPERATIVE BANK
Witnessed by:


/s/ Gladys N.  Partamian                  By /s/ Joseph R. Doherty
-------------------------------------        -----------------------------------
                                             Its Chairman of the Board



Witnessed by:                             EMPLOYEE


                                          /s/ John D. Doherty
______________________                    --------------------------------------
                                          John D. Doherty